Exhibit 10.3

COMMON STOCK PURCHASE WARRANT

THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT AS OTHERWISE DESCRIBED BELOW.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) SUCH REGISTRATION OR (II) AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. AM-002R

GENERAL MOLY, INC.

(Incorporated Under The Laws Of The State Of Delaware)

VOID AFTER 5:00 P.M., DENVER, COLORADO TIME, ON THE FIRST ANNIVERSARY OF THE COMMENCEMENT DATE (AS DEFINED HEREIN)

Warrant to Purchase 500,000 Shares of Common Stock

WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

THIS CERTIFIES THAT, FOR VALUE RECEIVED AS OF APRIL 16, 2010, Coghill Capital Management, L.L.C. or its registered assign(s) (the “Holder”) is entitled to purchase from General Moly, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions set forth in this amended and restated Warrant (this “Warrant”), up to five hundred thousand (500,000) fully paid and nonassessable shares of common stock (“Common Stock”), of the Company, at any time commencing on the date that at least one of the Exercise Conditions (as described in Section 1.C., below) have first been met (the “Commencement Date”) and expiring at 5:00 p.m. Denver, Colorado time, on the first anniversary of such date or such earlier date as provided in Section 1(C) below (the “Expiration Time”). The price for each share of Common Stock purchased hereunder (as may be adjusted as set forth herein, collectively the “Warrant Shares”) is five dollars ($5.00) per share until expiration of this Warrant (as adjusted as set forth herein, the “Purchase Price”).  This Warrant amends and restates in its entirety the warrant issued to Coghill Capital Management, L.L.C. as of November 28, 2007.

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

1.                                       EXERCISE OF WARRANT.

A.                                   MANNER OF EXERCISE. This Warrant may be exercised in whole at any time, or in part from time to time, during the period commencing on the Commencement Date and expiring on the Expiration Time or, if any such day is a day on which banking institutions in the City of Denver, Colorado, are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant to the Company at its principal office with the Purchase Form attached as Annex I (the “Purchase Form”) duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Purchase Price for the number of shares specified in the Purchase Form and instruments of transfer, if appropriate, duly executed by the Holder or its duly authorized attorney.

B.                                     CASHLESS EXERCISE. Notwithstanding the foregoing in Section l(A) regarding payment of the Purchase Price in cash or by check, if the resale of the Warrant Shares is not covered by an effective registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”), the Holder may elect to receive a reduced number of Warrant Shares in lieu of tendering the Purchase Price in cash or by check by so indicating in the Purchase Form. In such case, the number of Warrant Shares to be issued to the Holder shall be computed using the following formula:

X

=

Y(A-B)

A

where:	X	=	the number of Warrant Shares to be issued to the Holder;
	Y	=	the number of Warrant Shares to be exercised under this Warrant;
	A	=	the Closing Price (defined below) per share of Common Stock on the Trading Day before the Purchase Form and this Warrant are duly surrendered to the Company for a full or partial exercise hereof; and
	B	=	the Purchase Price.

“Closing Price” on any Trading Day means:

(a)                                  if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or quoted on the OTC Bulletin Board, the last reported sale price of the Common Stock on such exchange or, if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

(b)                                 if (a) is not applicable, the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc.; or

(c)                                  if neither (a) nor (b) is applicable, an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, whose determination shall be conclusive.

“Trading Day” means a day during which trading in securities generally occurs on (i) the NYSE Amex Exchange or principal national security exchange or other quotation system on which the Company’s common stock is quoted or listed or admitted to trading, or (ii) if (i) is not applicable, on the over-the-counter market on the day in question as reported by a generally accepted reporting service, or (iii) if neither (i) nor (ii) are applicable, as determined in good faith by the Company’s board of directors, whose determination shall be conclusive.

C.                                     EXERCISE CONDITIONS. The exercise of this Warrant is subject to the satisfaction of at least one of the following conditions:

(a)                                  the Company’s completion of an equity and/or debt offering that shall have resulted in net proceeds to the Company, after the payment of all expenses related thereto, that would enable the Company to have sufficient capital to commence commercial production of the Company’s Mount Hope Project and to cover costs and expenditures during the construction period (the “Funding”); all as reasonably determined by the Company’s Board of Directors promptly following the Funding; or

(b)                                 the Company providing the Holder with notice regarding a Fundamental Change (as defined in Section 6 below), which notice shall be delivered on the same date that the Fundamental Change occurs (by no later than 9:00 am eastern standard time) (the “Special Notice”) in which case the Holder will be given the opportunity to exercise all or any part of this Warrant on the same day of, and immediately prior to, consummation of the Fundamental Change.

Promptly following the determination by the Company’s Board of Directors that the Funding has been completed, the Company shall provide notice to the Holder that such determination has been made.

D.                                    STATUS AS HOLDER OF WARRANT SHARES; TAXES; EXPIRATION. Upon receipt by the Company of this Warrant, the duly executed Purchase Form and any other appropriate instruments of transfer, together with the Exercise Price, at its office, and provided that at least one of the Exercise Conditions shall have been met, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue or delivery of Warrant Shares. This Warrant shall become void, and all rights hereunder shall cease, at the Expiration Time. The Company in its sole discretion may extend the duration of this Warrant by delaying the Expiration Time.

E.                                      ISSUANCE OF CERTIFICATES. As soon as practicable after the exercise of all or any portion of this Warrant, the Company shall (i) issue to the Holder a certificate or certificates for the number of full Warrant Shares to which the Holder is entitled, or, at the Holder’s request, deliver such Warrant Shares electronically if such means is otherwise presently available to and utilized by the Company, registered in such name or names as may be directed by the Holder, and (ii) if this Warrant has not been exercised in full, issue to the Holder a new countersigned warrant in substantially the same form for the Warrant Shares as to which this Warrant shall not have been exercised. This Warrant may not be exercised by, or securities issued to, Holder in any state in which such exercise would be unlawful.

2.                                       RESERVATION OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all Warrant Shares or other shares of capital stock of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant. All such shares (and other securities and property) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable and free of all preemptive rights.

3.                                       NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. If the holder of this Warrant would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest, on the basis of the Closing Price on the Trading Day before the Purchase Form and this Warrant are duly surrendered to the Company for a full or partial exercise hereof.

4.                                       STOCK DIVIDENDS; SPLIT-UPS. If after the issuance of this Warrant, and subject to the provisions herein the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the effective day thereof, the number of Warrant Shares shall be increased in proportion to such increase in outstanding shares and the then applicable Purchase Price shall be correspondingly decreased.

5.                                       AGGREGATION OF SHARES. If after the date hereof, and subject to the provisions herein, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split, or reclassification of shares of Common Stock or other similar event, then, after the effective date of such consolidation, combination or reclassification, the number of Warrant Shares shall be decreased in proportion to such decrease in outstanding shares and the then applicable Purchase Price shall be correspondingly increased.

6.                                       REORGANIZATION, ETC. If after the date hereof any consolidation or merger of the Company with another corporation or entity in which the holders of the Company’s Common Stock immediately prior to such consolidation or merger do not own at least a majority of the outstanding voting securities of the surviving entity, or the sale of all or substantially all of the Company’s assets to another corporation or entity (other than to an entity that is at least majority-owned by the Company or a subsidiary of the Company) or other similar event shall be effected (each such event a “Fundamental Change”), then, as a condition of such Fundamental Change, the Company shall provide holder an Event Notice of the Fundamental Change in accordance with the requirements of Section 14 below. In accordance with Section 1(C)(b), this Warrant shall become exercisable by the Holder upon Holder’s receipt of the Special Notice and the Holder will be given the opportunity to exercise all or any part of this Warrant on the same day of, and immediately prior to, consummation of the Fundamental Change. This Warrant shall expire if not exercised on the date of such Fundamental Change.

7.                                       FORM OF WARRANT. This Warrant need not be changed because of any adjustment pursuant to the terms herein, and any form of warrant issued after such adjustment may state the same Purchase Price and the same number of shares as is stated in this Warrant. However, the Company may at any time in its sole discretion make any change in the form of this Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any warrant thereafter issued, whether in exchange or substitution for this Warrant or otherwise, may be in the form as so changed. The Company agrees to notify the Holder of any adjustment to the number of shares or Purchase Price of the Warrant, any changes to the form of this Warrant or any other change pursuant to the terms herein.

8.                                       REGISTRATION OF WARRANT SHARES. As soon as reasonably practicable after the Commencement Date, but in any event no later than forty-five (45) days after the Commencement Date (the “Filing Date”), the Company will prepare, and file with the SEC a registration statement under the 1933 Act or an amendment to a registration statement previously filed by the Company with the SEC on such form as may be available to the Company to effect the registration hereby, such registration statement (or amendment thereto) and the prospectus included therein being referred to as the “Registration Statement”) for resale of the Warrant Shares (the “Registrable Securities”). Holder acknowledges and agrees that the Company may include in the Registration Statement securities to be sold on behalf of other parties. In connection with the Registration Statement, the Company shall:

(a)                                  prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of the Registrable Securities;

(b)                                 furnish such number of the Registration Statement and prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder may from time to time reasonably request;

(c)                                  furnish to the Holder copies of any comments that the SEC provides in writing to the Company pertaining to the Registration Statement, and any responses thereto from the Company to the SEC, in each case that pertain to the Holder as a selling shareholder or to the “Plan of Distribution” section, but not information which the Corporation believes would constitute material and nonpublic information;

(d)                                 promptly provide notice to the Holder when the Registration Statement or any post-effective amendment thereto the same has become effective;

(e)                                  use its commercially reasonable efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as the Holder reasonably requests;

(f)                                    use its commercially reasonable efforts to cause all such Registrable Securities to be initially listed on The NYSE Amex Exchange or any other applicable securities exchange or quoted on each inter-dealer quotation system on which the Company’s common stock is then listed or quoted; and

(g)                                 pay all expenses incurred in connection with such registration, including but not limited to, registration and filing fees with the SEC, fees and expenses of compliance with securities or blue sky laws and fees and expenses incurred in connection with the listing or quotation of the Registrable Securities.

The Company shall use commercially reasonable efforts to have the Registration Statement declared effective under the 1933 Act as promptly as practicable after filing thereof with the SEC, but in no event later than (i) 120 days after the Filing Date in the event that the SEC has notified the Company that it will not review the Registration Statement or (ii) 150 days after the Filing Date in the event that the SEC has notified the Company that it will review the Registration Statement (the date under either (i) or (ii) is referred to as the “Effective Date”). The Company shall use commercially reasonable efforts to cause the Registration Statement to continue to be effective until the earlier to occur of (A) the second anniversary of the Commencement Date and (B) the date that the Holder has either disposed of or has the ability to dispose of all the Registrable Securities within a single three month period pursuant to Rule 144 of the 1933 Act (“Registration Statement Effective Period”), and, during such period, to cause the Registration Statement and the prospectus contained therein to be updated as reasonably deemed necessary by the Company to enable the Holder to resell the Registrable Securities.

If at any time during the Registration Statement Effective Period there is not an effective registration statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to Holder a written notice of such determination and, if within five (5) business days after the date of such notice, Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 8 that are eligible for resale without regard to volume limitations pursuant to Rule 144 promulgated under the 1933 Act or that are the subject of a then effective registration statement; provided further, that it shall be a condition to the inclusion of such Registrable Securities on such registration statement that Holder agrees to the same terms and conditions regarding method of sale applicable to the securities otherwise being sold through such registration.

Promptly upon any registration statement filed pursuant to this Section 8 being declared effective by the SEC, the Company will file a related form of final prospectus pursuant to Rule 424(b) promulgated under the 1933 Act.

Holder agrees to indemnify the Company, the Company’s officers, directors, employees, and agents, and each underwriter and selling broker, if any, and each person and/or entity, if any, who controls or is controlled by the Company, against liability (including liability under the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”) arising by reason of any breach of any representation, warranty, or covenant made by Holder in this Warrant and/or any statement contained in the Registration Statement, that Holder provided to the Company in writing explicitly for use in the Registration Statement, being false or misleading or omitting to state a material fact necessary to be stated in order that the statements made in the Registration Statement, in the circumstances in which they are made, not be misleading; provided that in no event will the aggregate amount Holder is required to pay pursuant to such indemnification obligations exceed the greater of the aggregate purchase price paid by Holder hereunder and the amount of the net proceeds received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company hereby agrees to indemnify Holder, its officers and directors, and each person, if any, who controls the Holder against liability (including liability under the 1933 Act and the 1934 Act) arising by reason of (i) any statement (other than a statement provided by Holder as described above) in or incorporated by reference in the Registration Statement being false or misleading or omitting to state a material fact necessary to be stated in order that the statements made in or incorporated by reference in the Registration Statement, in the circumstances in which they are made, not be misleading, (ii) any violation by the Company of the 1933 Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities laws in connection with the Registration Statement, or (iii) any breach of any covenant made by the Company in this Warrant.

If a claim for indemnification under this Section 8 is unavailable (by reason of public policy or otherwise) or insufficient to hold harmless an indemnified party in respect of any losses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, was taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’

relative intent, knowledge, access to information and opportunity to correct or prevent such action. statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth herein, any reasonable attorney , or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for herein was available to such party in accordance with its terms.

Upon receipt of a notice (a “Suspension Notice”) from the Company of the happening of any event that makes any statement made in the Registration Statement or related prospectus untrue or which requires the making of any changes in such Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, Holder agrees that it shall forthwith discontinue disposition of shares pursuant to such Registration Statement until Holder’s receipt of the copies of the supplemented or amended prospectus (which the Company shall use commercially reasonable efforts to prepare and distribute promptly) or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus. Notwithstanding anything to the contrary in this Warrant, upon the delivery of a Suspension Notice the Company may delay the filing of any required amendment or supplement to the Registration Statement if: (a) in the good faith and reasonable judgment of the Board of Directors of the Company, disclosure of such amended information could be seriously detrimental to the Company, and the Board of Directors of the Company concludes, as a result, that it is in the best interest of the Company to defer the filing of such amendment or supplement at such time, and (b) the Company furnishes to Holder a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it could be seriously detrimental to the Company for such amendment or supplement to be filed at such time and that it is, therefore, in the best interest of the Company to defer the filing of such amendment or supplement to the Registration Statement; provided, however, that (i) the Company shall have the right to defer such filing for a period of not more than thirty (30) days, (ii) the Company shall not defer its obligation in this manner more than two times and (iii) the Registration Statement Effective Period shall be extended for the amount of time that the Registration Statement is unavailable due to such a deferral. The Company shall be permitted to enter stop transfer instructions with the Company’s transfer agent with respect to the Registrable Securities during any period under which a Suspension Notice shall be in effect.

The provisions of this Section 8 shall terminate with respect to any particular Registrable Securities when such Registrable Securities shall have been sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement.

As long as the Holder owns any Registrable Securities, the Company shall use commercially reasonable efforts to file all required reports with the SEC, or otherwise make available “adequate current public information” about itself, within the meaning of Rule 144(c) under the 1933 Act, to potentially make available to the Holder the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities without registration. Notwithstanding the foregoing, to the extent that a holder of Registrable Securities may dispose of such Registrable Securities pursuant to the Registration Statement, the Company shall not be liable to any such holder for any breach of the provisions of this Section 8.

9.                                       SECURITIES ACT REPRESENTATIONS.

A.                                   Holder represents and warrants that this Warrant is being acquired for its own account and not with a view to, or for sale in connection with, any distribution thereof or in violation of the 1933 Act or any other securities laws that may be applicable.

B.                                     Holder acknowledges that no oral or written statements or representations have been made to Holder by or on behalf of the Company in connection with the issuance of this Warrant other than those set forth herein.

C.                                     Holder is (i) an “accredited investor” within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the 1933 Act or (ii) an “institutional buyer” as defined in Rule 144A under the 1933 Act.

D.                                    Holder, either alone or with the assistance of its professional advisors, is a sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Warrant.

10.                                 TRANSFER OF WARRANTS. Holder understands and agrees that this Warrant and the Warrant Shares have not been registered under the 1933 Act or similar state laws and that the Company is not required to register any resale or other transfer of this Warrant or the Warrant Shares under the 1933 Act and any other applicable securities laws, except to the extent specifically provided in this Warrant. This Warrant and/or Warrant Shares cannot be sold or transferred unless (i) such transfer is so registered or (ii) an exemption from registration is available at the time of transfer and, if requested by the Company, an opinion of counsel satisfactory to the Company to the effect that such registration is not required is delivered to the Company. Subject to the foregoing limitations, the Company shall register the transfer from time to time, of this Warrant upon the Company’s warrant register, upon surrender of this Warrant for transfer accompanied by a duly executed Assignment Form in the form attached as Annex II, with signatures properly guaranteed as indicated. Upon any such transfer, a new warrant or warrants representing the aggregate number of this Warrant shall be issued and this Warrant shall be cancelled by the Company.

A restrictive legend shall be placed upon each share certificate acquired upon exercise of this Warrant in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AMENDED (THE “1933 ACT”), OR ANY STATE

SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) SUCH REGISTRATION OR (II) AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED

The foregoing legend will be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become the subject of an effective resale registration statement or they become eligible for resale without regard to the volume limitations or other limitations on manner of sale pursuant to Rule 144 under the 1933 Act; provided, that Holder consents to the entry by the Company of stop transfer instructions with the Company’s transfer agent during any period under which a notice from the Company of the happening of any event that makes any statement made in such resale registration statement or related prospectus untrue or which requires the making of any changes in such resale registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading shall be in effect.

11.                                 NO RIGHTS AS STOCKHOLDERS. Prior to the exercise of this Warrant in accordance with the terms hereof and payment of the full exercise price therefor, the Holder will not be entitled to any rights by virtue hereof as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, to exercise any preemptive rights, to consent or to receive notice as stockholders of the Company in respect to the meetings of stockholders or the election of directors of the Company or any other matter.

12.                                 LOST, STOLEN, MUTILATED OR DESTROYED WARRANTS. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant of like denomination, tenor, and date. Any such new warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

13.                                 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws principles that would require the application of the law of another jurisdiction.

14.                                 NOTICES OF CERTAIN ACTIONS. In the event:

(a)                                  the Company sets a record date with respect to the holders of Common Stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right;

(b)                                 the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event;

(c)                                  the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split, or reclassification of shares of Common Stock or other similar event;

(d)                                 of any Fundamental Change; or

(e)                                  of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will provide written notice (an “Event Notice”) to the Holder at least ten (10) days prior to (i) the record date in the case of (a) above, specifying the record date and the amount and character of such dividend, distribution or right, and (ii) the effective date of any event specified in clause (b), (c), (d) or (e) above, specifying the effective date on which such event is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock will be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event, if applicable. Any failure to mail an Event Notice required by this Section 14 or any defect therein or in the mailing thereof will not affect the validity of the corporate action required to be specified in such Event Notice. Nothing herein shall prohibit the Holder from exercising this Warrant during the ten day period commencing on the date of an Event Notice, provided that such exercise occurs prior to the Expiration Time and the Holder otherwise complies with the terms hereof.

15.           MISCELLANEOUS

A.            DELIVERY OF NOTICE. Notices and other communications to be given to Holder shall be deemed to have been sufficiently given, if delivered or mailed, addressed in the name and at the address of Holder appearing on the records of the Company, and if mailed, sent registered or certified mail, postage prepaid. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed, by registered or certified mail, postage prepaid, to the Company at 1726 Cole Blvd., Suite 115, Lakewood, Colorado 80401, Attn: Chief Executive Officer, or at such other address as the Company shall have designated by written notice to the registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail as herein provided.

B.            ENTIRE AGREEMENT. This Warrant embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Warrant shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Warrant.

C.            RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. Unless otherwise provided herein, the rights and obligations of the Company and Holder shall survive the exercise of this Warrant.

D.            FEES AND EXPENSES. Except as otherwise expressly set forth in this Warrant, each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Warrant and the transactions contemplated hereby.

E.             COUNTERPARTS. This Warrant may be executed in counterparts and via facsimile or other similar electronic transmission, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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SIGNATURE PAGE - COMMON STOCK PURCHASE WARRANT

IN WITNESS WHEREOF, the Company and Holder have each caused this Warrant to be duly executed, manually or in facsimile, by the undersigned thereunto duly authorized.

GENERAL MOLY, INC.

By:	/s/ Bruce D. Hansen
Name:	Bruce D. Hansen
Title:	CEO

COGHILL CAPITAL MANAGEMENT, L.L.C.

By:	/s/ Clint D. Coghill
Name:	Clint D. Coghill
Title:	President and Chief Investment Officer

ANNEX I

TO COMMON STOCK PURCHASE WARRANT

PURCHASE FORM

To:	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.       ) (the “Warrant”), hereby irrevocably elects to purchase shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full exercise price for such shares at the price per share provided for in such Warrant, which is $                 in lawful money of the United States.

IF PAYMENT FOR ANY OF THE SHARES TO BE ISSUED HEREUNDER IS PURSUANT TO THE CASHLESS EXERCISE PROVISION IN SECTION 1(B) OF THE WARRANT, PLEASE PROVIDE THE FOLLOWING INFORMATION:

Number of Warrant Shares to be purchased under this Warrant:

Closing Price per share of Common Stock on the Trading Day before this Purchase Form and the Warrant are surrendered: $                 as of                        , 20    *

Number of shares of Common Stock to be issued to the undersigned pursuant to the purchase described herein based upon the calculation in Section 1(B) of the Warrant:                                         *

* Note: The undersigned understands that this information is provided by the undersigned solely for informational purposes, and that it is not binding on the Company for any purpose. The terms of the Warrant, and not this Purchase Form, will govern the calculation of these items and the actual number of shares of Common Stock to be received by the undersigned pursuant to the purchase of shares of Common Stock hereunder.

Capitalized terms used but not defined herein have the meaning assigned to such terms in the Warrant.

[Name]

Name:
Title:
Address:

ANNEX II

TO COMMON STOCK PURCHASE WARRANT

ASSIGNMENT FORM

FOR VALUE RECEIVED,                                                                  hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.             ) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:

[Name]

Name:
Title:
Signature Guaranteed:

By:

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.